                                                                   Exhibit 99.1

                         DSC COMMUNICATIONS CORPORATION
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS



         The following unaudited pro forma condensed consolidated financial statements are based upon the consolidated financial statements of the Company, adjusted to give effect to the January 1998 sale of its fixed wireless local loop business. These accompanying unaudited pro forma condensed consolidated financial statements reflect the consolidated balance sheet of the Company as it would have appeared at September 30, 1997 if the sale had occurred as of that date and the consolidated statements of operations of the Company for the nine months ended September 30, 1997 and the year ended December 31, 1996 as they would have appeared if the sale had occurred at the beginning of each period presented. These unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the results of operations or financial position of the Company that would have occurred had the sale occurred at the beginning of the periods presented or on the date indicated, nor are they necessarily indicative of the future results or financial position of the Company.

         These unaudited pro forma condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements of the Company included in its Form 10-K for the year ended December 31, 1996 and the unaudited condensed consolidated financial statements included in its Form 10-Q for the nine months ended September 30, 1997. The unaudited pro forma adjustments are based on this financial information and certain other assumptions included in the notes to the unaudited pro forma condensed consolidated financial statements.

                         DSC COMMUNICATIONS CORPORATION
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                      YEAR ENDED DECEMBER 31, 1996  (UNAUDITED)
                                                            ------------------------------------------------------------
                                                                  DSC              PRO FORMA
                                                              HISTORICAL          ADJUSTMENTS              PRO FORMA
                                                            ---------------      --------------          ---------------

Revenue.................................................    $     1,380,891      $       (5,176)(a)      $     1,375,715
Cost of revenue
   Special charges related to inventories and
     associated assets..................................             82,500             (27,600)(a)               54,900
   Other................................................            843,247             (14,639)(a)              828,608
                                                            ---------------      --------------          ---------------
                                                                    925,747             (42,239)                 883,508
                                                            ---------------      --------------          ---------------
  Gross profit..........................................            455,144              37,063                  492,207
                                                            ---------------      --------------          ---------------
Operating costs and expenses:
  Research and product development......................            210,091             (15,361)(a)              194,730
  Selling, general and administrative...................            233,576             (16,073)(a)              217,503
  Special charges for excess facilities and equipment...             13,500              (4,100)(a)                9,400
  Other operating costs.................................             10,020                  --                   10,020
                                                            ---------------      --------------          ---------------
    Total operating costs and expenses..................            467,187             (35,534)                 431,653
                                                            ---------------      --------------          ---------------
  Operating income (loss)...............................            (12,043)             72,597                   60,554

Interest income.........................................             24,146                  --                   24,146
Interest expense........................................            (26,355)                 --                  (26,355)
Other income, net.......................................              2,066                  --                    2,066
                                                            ---------------      --------------          ---------------
    Income (loss) before income taxes...................            (12,186)             72,597                   60,411
Income tax expense (benefit)............................             (4,631)             27,587 (a)               22,956
                                                            ---------------      --------------          ---------------
    Net income (loss)...................................    $        (7,555)     $       45,010          $        37,455
                                                            ===============      ==============          ===============
Basic income (loss) per share...........................    $         (0.07)     $         0.39          $          0.32
                                                            ===============      ==============          ===============
Diluted income (loss) per share.........................    $         (0.07)     $         0.39          $          0.32
                                                            ===============      ==============          ===============
Average shares used in computation:
     Basic..............................................            116,108             116,108                  116,108
     Diluted............................................            116,108             116,108                  118,484


See the accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

                         DSC COMMUNICATIONS CORPORATION
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                        NINE MONTHS ENDED SEPTEMBER 30, 1997 (UNAUDITED)
                                                                 ----------------------------------------------------------------
                                                                        DSC                PRO FORMA
                                                                    HISTORICAL            ADJUSTMENTS                 PRO FORMA
                                                                 ---------------       ----------------            --------------

Revenue.............................................             $     1,130,374       $         (3,898)(a)        $    1,126,476
Cost of revenue.....................................                     661,417                (10,727)(a)               650,690
                                                                 ---------------       ----------------            --------------
  Gross profit......................................                     468,957                  6,829                   475,786
                                                                 ---------------       ----------------            --------------
Operating costs and expenses:
  Research and product development..................                     181,852                 (8,864)(a)               172,988
  Selling, general and administrative...............                     172,585                 (8,242)(a)               164,343
  Other operating costs.............................                       7,709                     --                     7,709
                                                                 ---------------       ----------------            --------------
    Total operating costs and expenses..............                     362,146                (17,106)                  345,040
                                                                 ---------------       ----------------            --------------
  Operating income..................................                     106,811                 23,935                   130,746

Interest income.....................................                      16,840                     --                    16,840
Interest expense....................................                     (19,334)                    --                   (19,334)
Other income, net...................................                      34,014                     --                    34,014
                                                                 ---------------       ----------------            --------------
    Income before income taxes......................                     138,331                 23,935                   162,266
Income taxes........................................                      51,898                  8,880 (a)                60,778
                                                                 ---------------       ----------------            --------------
    Net income......................................             $        86,433       $         15,055            $      101,488
                                                                 ===============       ================            ==============
Basic income per share..............................             $          0.74        $          0.13            $         0.87
                                                                 ===============       ================            ==============
Diluted income per share............................             $          0.72       $           0.13            $         0.85
                                                                 ===============       ================            ==============

Average shares used in computation:
     Basic..........................................                     117,210                117,210                   117,210
     Diluted........................................                     119,346                119,346                   119,346


See the accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

                         DSC COMMUNICATIONS CORPORATION
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 (IN THOUSANDS)


                                                                                   SEPTEMBER 30, 1997 (UNAUDITED)
                                                                       ----------------------------------------------------------
                                                                            DSC              PRO FORMA
                                                                        HISTORICAL          ADJUSTMENTS               PRO FORMA
                                                                       -------------      --------------           --------------

                             ASSETS
-------------------------------------------------------
CURRENT ASSETS
  Cash and cash equivalents............................                $     409,341      $           --           $      409,341
  Marketable securities................................                      268,768                  --                  268,768
  Receivables..........................................                      406,174              (2,834)(a)              403,340
  Inventories..........................................                      370,338             (15,130)(a)              355,208
  Other current assets.................................                      133,340              (1,930)(a)              139,810
                                                                                                   8,400 (a)
                                                                       -------------      --------------           --------------
       Total current assets............................                    1,587,961             (11,494)               1,576,467
                                                                       -------------      --------------           --------------

PROPERTY AND EQUIPMENT, NET............................                      443,664              (4,953)(a)              438,711

CAPITALIZED SOFTWARE DEVELOPMENT COSTS.................                       66,900                  --                   66,900
COST IN EXCESS OF NET ASSETS OF
  BUSINESSES ACQUIRED, NET.............................                      141,906                  --                  141,906
OTHER ASSETS...........................................                      165,725                 (46)(a)              165,679
                                                                       -------------      --------------           --------------
           Total assets................................                $   2,406,156      $      (16,493)          $    2,389,663
                                                                       =============      ==============           ==============

              LIABILITIES AND SHAREHOLDERS' EQUITY
-------------------------------------------------------
CURRENT LIABILITIES
  Accounts payable and accrued liabilities.............                $     412,044      $       (2,893)(a)       $      409,151
  Current portion of long-term debt....................                       32,497                  --                   32,497
                                                                       -------------      --------------           --------------
       Total current liabilities.......................                      444,541              (2,893)                 441,648
                                                                       -------------      --------------           --------------

LONG-TERM DEBT.........................................                      632,825                  --                  632,825
NONCURRENT INCOME TAXES AND OTHER LIABILITIES..........                       84,528               3,800 (a)               88,328

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY
  Common stock.........................................                        1,229                  --                    1,229
  Additional capital...................................                      748,330                  --                  748,330
  Other equity.........................................                        1,195                  --                    1,195
  Retained earnings (deficit)..........................                      536,619             (17,400)(a)              519,219
                                                                       -------------      --------------           --------------
                                                                           1,287,373             (17,400)               1,269,973
  Treasury stock.......................................                      (43,111)                 --                  (43,111)
                                                                       -------------      --------------           --------------
       Total shareholders' equity......................                    1,244,262             (17,400)               1,226,862
                                                                       -------------      --------------           --------------
           Total liabilities and
             shareholders' equity......................                $   2,406,156      $      (16,493)          $    2,389,663
                                                                       =============      ==============           ==============


See the accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

                         DSC COMMUNICATIONS CORPORATION
               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS


NOTE 1:  SALE OF FIXED WIRELESS LOCAL LOOP BUSINESS

       On January 30, 1998, the Company sold its fixed wireless local loop business to a syndicate of venture capitalists for a minority ownership interest in the newly formed company, Airspan Communications Corporation ("Airspan"), and a promissory note issued by Airspan. Due to the uncertainty regarding the ultimate recovery of the note and the investment, the Company recorded a $22.0 million asset write-down in the fourth quarter of 1997. The unaudited pro forma condensed consolidated statements of operations do not reflect this charge as it was a non-recurring charge and thus the write-down is only reflected as an adjustment to the unaudited pro forma condensed consolidated balance sheet at September 30, 1997.

NOTE 2: ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AND STATEMENTS OF OPERATIONS

       The accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 1997 and unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 1997 and the year ended December 31, 1996 reflect certain adjustments which are explained below. These adjustments are required to give effect to the matters described in
Note 1. An explanation of the adjustments are as follows:

       (a) To eliminate the assets, liabilities, revenues and expenses of the business sold and to record the asset write-down as described in Note 1 and the related tax benefit.

The pro forma adjustments to operating results include allocations of certain costs including corporate overhead and taxes which management has deemed reasonable. The impact of the sale on interest costs was minimal and therefore no adjustment was deemed necessary.